Exhibit 99.6

First NLC Trust 2005-2

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-2	1,639 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	8	391,861.35	0.12	48,982.67	9.189	76.47	538
50,000.01 - 100,000.00	288	23,280,568.73	7.19	80,835.31	7.943	80.40	595
100,000.01 - 150,000.00	351	43,861,757.84	13.55	124,962.27	7.500	81.25	613
150,000.01 - 200,000.00	295	51,633,327.81	15.95	175,028.23	7.273	80.18	622
200,000.01 - 250,000.00	274	61,742,409.84	19.08	225,337.26	7.055	79.31	623
250,000.01 - 300,000.00	153	41,754,408.52	12.90	272,904.63	7.016	81.10	634
300,000.01 - 350,000.00	128	41,234,015.08	12.74	322,140.74	7.007	80.54	628
350,000.01 - 400,000.00	65	24,292,031.67	7.51	373,723.56	6.934	83.47	648
400,000.01 - 450,000.00	37	15,774,275.00	4.87	426,331.76	6.828	79.85	646
450,000.01 - 500,000.00	29	13,552,543.56	4.19	467,329.09	6.848	79.32	674
500,000.01 - 550,000.00	6	3,066,200.00	0.95	511,033.33	7.557	83.99	589
550,000.01 - 600,000.00	4	2,328,000.00	0.72	582,000.00	7.392	87.42	664
700,000.01 - 750,000.00	1	720,000.00	0.22	720,000.00	5.750	84.71	643

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Current Balance ($)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0.01 - 50,000.00	8	391,861.35	0.12	48,982.67	9.189	76.47	538
50,000.01 - 100,000.00	288	23,280,568.73	7.19	80,835.31	7.943	80.40	595
100,000.01 - 150,000.00	352	43,979,501.40	13.59	124,941.77	7.500	81.25	613
150,000.01 - 200,000.00	295	51,633,327.81	15.95	175,028.23	7.273	80.18	622
200,000.01 - 250,000.00	274	61,742,409.84	19.08	225,337.26	7.055	79.31	623
250,000.01 - 300,000.00	153	41,754,408.52	12.90	272,904.63	7.016	81.10	634
300,000.01 - 350,000.00	128	41,234,015.08	12.74	322,140.74	7.007	80.54	628
350,000.01 - 400,000.00	65	24,292,031.67	7.51	373,723.56	6.934	83.47	648
400,000.01 - 450,000.00	37	15,774,275.00	4.87	426,331.76	6.828	79.85	646
450,000.01 - 500,000.00	28	13,434,800.00	4.15	479,814.29	6.842	79.32	674
500,000.01 - 550,000.00	6	3,066,200.00	0.95	511,033.33	7.557	83.99	589
550,000.01 - 600,000.00	4	2,328,000.00	0.72	582,000.00	7.392	87.42	664
700,000.01 - 750,000.00	1	720,000.00	0.22	720,000.00	5.750	84.71	643

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Mortgage Rate (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

5.001 - 5.500	9	2,185,000.00	0.68	242,777.78	5.423	75.31	695
5.501 - 6.000	85	20,240,668.15	6.25	238,125.51	5.897	77.28	652
6.001 - 6.500	236	53,791,273.61	16.62	227,929.13	6.332	79.17	652
6.501 - 7.000	388	88,899,232.05	27.47	229,121.73	6.830	81.06	641
7.001 - 7.500	295	59,397,063.01	18.35	201,345.98	7.300	80.43	630
7.501 - 8.000	308	53,808,173.92	16.63	174,701.86	7.776	81.04	606
8.001 - 8.500	113	19,374,265.78	5.99	171,453.68	8.274	82.86	589
8.501 - 9.000	134	18,714,195.63	5.78	139,658.18	8.773	83.20	565
9.001 - 9.500	42	4,546,380.25	1.40	108,247.15	9.275	82.52	554
9.501 - 10.000	23	2,194,897.00	0.68	95,430.30	9.761	84.63	552
10.001 - 10.500	6	480,250.00	0.15	80,041.67	10.173	83.33	542

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
Original Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

349 - 360	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,639 records
Friedman Billings Ramsey

			%
Remaining Term to Maturity		Outstanding	Outstanding	Average	WA GROSS	WA	WA
(Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

349 - 360	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Lien Position	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

1	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Seasoning (Months)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	1,525	299,794,156.76	92.63	196,586.33	7.192	80.64	627
1	109	23,249,314.76	7.18	213,296.47	7.034	80.56	621
2	5	587,927.88	0.18	117,585.58	7.302	78.61	602

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Original CLTV (%)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

15.01 - 20.00	1	125,000.00	0.04	125,000.00	6.500	17.86	646
20.01 - 25.00	3	433,750.00	0.13	144,583.33	7.383	23.25	585
25.01 - 30.00	1	104,000.00	0.03	104,000.00	6.350	28.89	614
30.01 - 35.00	3	461,000.00	0.14	153,666.67	8.030	32.14	540
35.01 - 40.00	3	397,770.00	0.12	132,590.00	6.291	38.11	634
40.01 - 45.00	6	1,209,500.00	0.37	201,583.33	6.568	42.34	633
45.01 - 50.00	9	1,699,470.00	0.53	188,830.00	6.936	47.39	565
50.01 - 55.00	21	3,101,850.00	0.96	147,707.14	7.085	53.02	580
55.01 - 60.00	28	4,736,090.00	1.46	169,146.07	7.039	57.77	583
60.01 - 65.00	36	6,852,428.89	2.12	190,345.25	7.084	63.30	581
65.01 - 70.00	71	13,934,538.12	4.31	196,261.10	7.084	68.78	591
70.01 - 75.00	93	18,680,977.20	5.77	200,870.72	7.316	74.00	597
75.01 - 80.00	787	164,005,831.12	50.68	208,393.69	7.030	79.79	646
80.01 - 85.00	199	35,753,643.62	11.05	179,666.55	7.413	84.34	598
85.01 - 90.00	273	52,252,423.07	16.15	191,400.82	7.417	89.70	620
90.01 - 95.00	58	12,247,335.00	3.78	211,160.95	7.384	94.39	633
95.01 - 100.00	47	7,635,792.38	2.36	162,463.67	7.621	99.59	637

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Occupancy Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Owner Occupied	1,577	314,415,786.07	97.15	199,375.89	7.176	80.70	626
Non-Owner Occupied	62	9,215,613.33	2.85	148,638.92	7.352	78.33	651

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,639 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Property Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Single Family	1,380	267,830,471.17	82.76	194,080.05	7.167	80.74	624
Condo	96	17,892,947.50	5.53	186,384.87	7.292	80.53	630
Townhouse	74	15,143,130.73	4.68	204,636.90	7.062	80.56	633
3-4 Unit	45	12,721,250.00	3.93	282,694.44	7.362	80.00	670
Duplex	44	10,043,600.00	3.10	228,263.64	7.315	78.86	638

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Use of Proceeds	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Cashout	968	179,244,660.62	55.39	185,170.10	7.268	80.06	605
Purchase	637	137,741,559.89	42.56	216,234.79	7.061	81.38	655
Rate/Term Refinance	34	6,645,178.89	2.05	195,446.44	7.326	80.49	614

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Documentation Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

Full	944	164,049,579.40	50.69	173,781.33	7.209	81.49	606
Stated	691	158,554,939.75	48.99	229,457.22	7.151	79.76	648
NINA	4	1,026,880.25	0.32	256,720.06	7.358	77.75	656

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Loan Type	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

ARM 3/27	612	97,611,804.24	30.16	159,496.41	7.652	80.01	601
ARM 2/28 60 Month IO	364	90,896,743.15	28.09	249,716.33	6.859	80.69	657
ARM 2/28	466	86,925,092.72	26.86	186,534.53	7.244	81.45	609
ARM 3/27 60 Month IO	197	48,197,759.29	14.89	244,658.68	6.720	80.30	655

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,639 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Geographic Distribution	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

California	418	115,189,547.45	35.59	275,573.08	6.904	78.31	631
Florida	295	54,562,537.09	16.86	184,957.75	7.224	81.26	633
Illinois	215	40,238,100.26	12.43	187,153.95	7.200	82.13	632
Maryland	80	17,951,855.01	5.55	224,398.19	7.140	81.79	618
Virginia	46	10,342,450.00	3.20	224,835.87	7.164	78.79	644
Arizona	56	8,875,917.95	2.74	158,498.53	7.126	83.49	618
Nevada	38	8,668,160.00	2.68	228,109.47	6.881	80.77	638
Michigan	58	6,984,800.41	2.16	120,427.59	8.110	83.66	592
Wisconsin	53	6,105,497.74	1.89	115,198.07	7.706	80.99	598
North Carolina	52	5,723,345.71	1.77	110,064.34	7.571	83.57	618
Massachusetts	22	5,327,728.91	1.65	242,169.50	7.243	77.97	634
Washington	28	5,100,375.00	1.58	182,156.25	7.374	81.93	606
Pennsylvania	34	4,208,522.69	1.30	123,780.08	7.516	85.05	620
Georgia	22	3,703,617.42	1.14	168,346.25	7.332	81.80	606
Rhode Island	15	3,611,600.00	1.12	240,773.33	7.283	81.52	655
Tennessee	26	3,380,800.00	1.04	130,030.77	7.767	84.62	604
Indiana	31	3,223,125.00	1.00	103,971.77	7.956	86.10	617
Ohio	23	2,796,525.00	0.86	121,588.04	8.179	87.33	597
New Jersey	13	2,699,907.11	0.83	207,685.16	7.710	75.19	576
Minnesota	13	2,591,940.98	0.80	199,380.08	7.303	85.17	617
Colorado	15	2,463,482.81	0.76	164,232.19	7.499	84.58	639
Louisiana	20	1,940,450.00	0.60	97,022.50	8.087	86.98	590
Connecticut	10	1,621,450.00	0.50	162,145.00	7.742	80.80	601
Missouri	9	987,650.00	0.31	109,738.89	8.636	82.37	567
Kentucky	9	967,176.08	0.30	107,464.01	8.075	87.75	604
Texas	9	851,550.00	0.26	94,616.67	8.016	81.31	636
Idaho	7	824,590.00	0.25	117,798.57	7.796	86.73	584
New Hampshire	3	592,800.00	0.18	197,600.00	7.695	80.00	647
Oregon	3	521,200.00	0.16	173,733.33	7.991	82.56	628
Utah	3	476,500.00	0.15	158,833.33	6.829	73.32	587
Iowa	7	465,946.78	0.14	66,563.83	8.310	82.56	572
Oklahoma	1	223,200.00	0.07	223,200.00	6.990	90.00	612
New Mexico	1	144,000.00	0.04	144,000.00	6.500	80.00	623
Nebraska	2	129,150.00	0.04	64,575.00	7.829	90.01	642
South Dakota	1	68,400.00	0.02	68,400.00	8.000	90.00	627
Kansas	1	67,500.00	0.02	67,500.00	9.640	90.00	650

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
Prepayment Penalty Term (Years)	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

0	384	69,708,503.44	21.54	181,532.56	7.394	81.16	624
1	88	20,807,256.25	6.43	236,446.09	7.164	82.00	647
2	646	137,388,735.71	42.45	212,676.06	7.001	80.49	629
3	521	95,726,904.00	29.58	183,736.86	7.288	80.15	621

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-2	1,639 records
Friedman Billings Ramsey

			%
		Outstanding	Outstanding	Average	WA GROSS	WA	WA
FICO Score	Number of Loans	Principal	Principal	Current	CPN	CLTV	FICO

461 - 480	1	50,000.00	0.02	50,000.00	9.940	76.92	471
481 - 500	4	425,800.00	0.13	106,450.00	7.279	68.71	500
501 - 520	69	10,948,422.94	3.38	158,672.80	8.038	73.89	511
521 - 540	111	16,798,451.08	5.19	151,337.40	8.081	75.49	531
541 - 560	136	22,618,887.75	6.99	166,315.35	7.908	78.51	551
561 - 580	119	18,730,267.50	5.79	157,397.21	7.603	80.93	571
581 - 600	143	27,469,597.48	8.49	192,095.09	7.457	82.34	591
601 - 620	198	38,494,433.03	11.89	194,416.33	7.066	82.01	611
621 - 640	265	57,479,201.21	17.76	216,902.65	7.046	80.86	630
641 - 660	211	42,785,845.00	13.22	202,776.52	6.991	81.85	650
661 - 680	147	33,650,243.56	10.40	228,913.22	6.795	80.74	670
681 - 700	109	25,485,167.04	7.87	233,808.87	6.809	82.00	689
701 - 720	51	10,387,532.81	3.21	203,677.11	6.676	80.47	709
721 - 740	36	9,492,900.00	2.93	263,691.67	6.729	80.99	730
741 - 760	25	5,343,400.00	1.65	213,736.00	6.729	80.45	752
761 - 780	6	1,717,850.00	0.53	286,308.33	6.642	82.56	769
781 - 800	7	1,441,400.00	0.45	205,914.29	6.884	80.47	790
801 - 820	1	312,000.00	0.10	312,000.00	5.600	80.00	809

Total:	1,639	323,631,399.40	100.00	197,456.62	7.181	80.63	627

Min: 471
Max: 809
Weighted Average: 627

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.